UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2012

Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 7, 2012, Education Realty Trust, Inc., a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace (i) an existing registration statement covering its Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (the “DRIP”) on Form S-3, Registration Statement No. 333-161497, initially filed with the SEC on August 21, 2009 (the “Prior DRIP Registration Statement), (ii) an existing shelf registration statement on Form S-3, Registration Statement No. 333-161493, initially filed with the SEC August 21, 2009 (the “2009 Shelf Registration Statement”) and (iii) an existing shelf registration statement on Form S-3, Registration Statement No. 333-177422, initially filed with the SEC on October 21, 2011 (the “2011 Shelf Registration Statement”).

In connection with the filing of the New Registration Statement, the Company also filed the following two prospectus supplements:

(i) A prospectus supplement covering the offering of 4,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the DRIP (the “DRIP Prospectus Supplement”). The DRIP Prospectus Supplement continues an offering previously covered by the Prior DRIP Registration Statement.

(ii) A prospectus supplement covering the offering of $48,898,731 of Common Stock pursuant to the Company’s at-the-market equity distribution program (the “ATM Prospectus Supplement”). The ATM Prospectus Supplement continues an offering previously covered by the 2009 Shelf Registration Statement. In connection with the filing of the ATM Prospectus Supplement, the Company and Education Realty Operating Partnership, LP executed amendments, dated the date hereof, to the equity distribution agreements entered into with each of KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC on May 22, 2012.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Venable LLP, regarding the legality of the shares covered by the DRIP Prospectus Supplement and the ATM Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1 and 5.2 and are incorporated herein by reference. The Company is also filing this Current Report on Form 8-K to provide a legal opinion of its counsel Bass, Berry & Sims PLC, regarding certain tax matters with respect to the DRIP Prospectus Supplement, which opinion is attached hereto as Exhibit 8 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated September 7, 2012, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.
1.2	Amendment No. 1 to Equity Distribution Agreement, dated September 7, 2012, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and RBC Capital Markets, LLC.
5.1	Opinion of Venable LLP regarding the legality of shares (DRIP Prospectus Supplement).
5.2	Opinion of Venable LLP regarding the legality of shares (ATM Prospectus Supplement).
8	Opinion of Bass, Berry & Sims PLC regarding tax matters (DRIP Prospectus Supplement).
23.1	Consent of Venable LLP (included in Exhibits 5.1 and 5.2).
23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8).
99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3) (DRIP Prospectus Supplement).
99.2	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3) (ATM Prospectus Supplement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: September 7, 2012	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated September 7, 2012, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.
1.2	Amendment No. 1 to Equity Distribution Agreement, dated September 7, 2012, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and RBC Capital Markets, LLC.
5.1	Opinion of Venable LLP regarding the legality of shares (DRIP Prospectus Supplement).
5.2	Opinion of Venable LLP regarding the legality of shares (ATM Prospectus Supplement).
8	Opinion of Bass, Berry & Sims PLC regarding tax matters (DRIP Prospectus Supplement).
23.1	Consent of Venable LLP (included in Exhibits 5.1 and 5.2).
23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8).
99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3) (DRIP Prospectus Supplement).
99.2	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3) (ATM Prospectus Supplement).